                                                                  EXHIBIT 10.7.2


                       ASSIGNMENT AND ASSUMPTION OF LEASE

         THIS ASSIGNMENT AND ASSUMPTION OF LEASE (this "ASSIGNMENT") dated as of January 1, 2000, by and between PACTIV BUSINESS SERVICES INC., a Delaware corporation formerly known as Tenneco Business Services Inc. ("ASSIGNOR"), and EXULT, INC., an Indiana corporation ("ASSIGNEE").

         1. Assignor and Assignee have entered into that certain Asset Purchase Agreement dated as of December 20, 1999 (the "AGREEMENT"), pursuant to which Assignor has agreed to sell and Assignee has agreed to purchase substantially all of Assignor's assets in and related to its business.

         2. Assignor is the tenant under that certain Lease Agreement dated as of August 15, 1995, consisting of twelve (12) pages, and including all attachments as described on EXHIBIT "A" attached hereto and made a part hereof (collectively, the "LEASE") with Woodlands Office Equities - '95 Limited, a Texas limited partnership ("LESSOR") (as successor to The Woodlands Corporation, a Delaware corporation, the original landlord under the Lease) for approximately 71,000 square feet of space in the building known as Venture Technology Center VI Building, having an address of 8401 New Trails Drive, The Woodlands, Montgomery County, Texas 77381 (the "PREMISES").

         3. In connection with the Lease, Assignor has entered into various other agreements and received various confirmations from the Lessor which are more fully described on EXHIBIT "B" attached hereto and made a part hereof (the "RELATED DOCUMENTS").

         4. Pursuant to the Agreement, Assignor has agreed to assign to Assignee all of Assignor's right, title and interest in, to and under the Lease and the Related Documents, and Assignee has agreed to assume all of Assignor's duties and obligations under the Lease and Related Documents, in accordance with the terms and conditions set forth herein.

                              A G R E E M E N T S:

         NOW THEREFORE, in consideration of the foregoing premises and the respective agreements, covenants and conditions herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor and Assignee hereby agree as follows:

         1. Assignment. Effective as of the Effective Time under the under the Agreement (hereinafter referred to as the "EFFECTIVE TIME"), Assignor does hereby sell, assign, transfer and set over unto Assignee, all of Assignor's right, title and interest, in, to and under the Lease and the Related Documents. Assignor hereby reserves unto itself and excepts and excludes from the foregoing assignment any and all refunds of Base Rent and Additional Rent, including, without limitation, any and all refunds of operating expenses, ad valorem taxes or assessments and insurance premiums, to the extent refunds of such items relate to any period or periods prior to the Effective Time.

         2. Acceptance and Assumption. Assignee does hereby accept the foregoing assignment and agrees to assume, pay, perform and discharge, as and when due from and after the Effective Time, all of the agreements and obligations of Assignor under or in respect of the Lease and the Related Documents to the extent such relate to any period or periods from and after the Effective Time and agrees to be bound by all of the terms and conditions of the Lease and the Related Documents.

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         3. Successors and Assigns. The provisions of this Assignment shall be binding upon, and shall inure to the benefit of, the successors and assigns of Assignor and Assignee, respectively.

         4. Counterparts. This Assignment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, Assignor and Assignee have caused their duly authorized representatives to execute this Assignment as of the date first above written.

ASSIGNOR:                              ASSIGNEE:

PACTIV BUSINESS SERVICES               EXULT, INC.,
INC., a Delaware corporation           a Delaware corporation


By:  /s/ James Faulkner                By: /s/ Stephen Unterberger
   --------------------------------       --------------------------------
Its:     Vice President                Its:    COO
    -------------------------------        -------------------------------



STATE OF ___________)
                    )
COUNTY OF __________)

         This instrument was acknowledged before me, the undersigned authority, on December ___, 1999, by _________________________, _____________________ of
Pactiv Business Services Inc., a Delaware corporation, on behalf of the corporation.


                                             -----------------------------------
                                             NOTARY PUBLIC



STATE OF ___________)
                    )
COUNTY OF __________)


         This instrument was acknowledged before me, the undersigned authority, on December ___, 1999, by ______________________, _____________________ of
Exult, Inc., a Delaware corporation, on behalf of the corporation.



                                             -----------------------------------
                                             NOTARY PUBLIC

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                                   EXHIBIT "A"

                            DESCRIPTION OF THE LEASE
                          AND ATTACHMENTS TO THE LEASE

Lease Agreement dated August 15, 1995 (12 pages) together with the following attachments:

--       Exhibit A (legal description);

--       Exhibit A (site plan)

-- Exhibit B (terms and conditions for completion of tenant improvements) consisting of three pages and signed on the third page;

--       Construction Schedule (2 pages);

--       Outline Specifications dated August 8, 1995 consisting of four pages

-- Exhibit C to Lease Agreement (Rules and Regulations) consisting of five pages and signed on page 5 of 5;

-- Exhibit D consisting of the list of items that shall be excluded from Operating Expenses, consisting of four pages (unsigned);

--       Exhibit E (Cleaning Specifications) consisting of three pages;

-- Rider No. 1 to Lease Agreement consisting of three pages and signed on the third page.

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                                   EXHIBIT "B"

                  DESCRIPTION OF DOCUMENTS RELATED TO THE LEASE


1. Letter Agreement dated August 22, 1995 from Steve McPhetridge, Vice President of The Woodlands Corporation, to Mr. James W. Toney of Tenneco Business Services Inc. and signed by each party on the second page of such letter.

2. Tax Abatement Agreement dated September 25, 1995 by and between Montgomery County, Texas, The Woodlands Corporation and Tenneco Business Services Inc.

3. Tax Abatement Agreement entered into as of October 9, 1995 by and between The Woodlands Road Utility District No. 1 of Montgomery County, Texas, The Woodlands Corporation and Tenneco Inc. d/b/a/ Tenneco Business Services Inc.

4. Tax Abatement Agreement entered into as of August 28, 1995 by and between The Woodlands Metro Center Municipal Utility District of Montgomery County, Texas, The Woodlands Corporation and Tenneco, Inc. d/b/a Tenneco Business Services Inc.

5. Assessment Abatement Agreement dated September 27, 1996 by and between The Woodlands Commercial Owner's Association, The Woodlands Corporation and Tenneco Business Services Inc.

6. Letter dated August 9, 1995 from Steve McPhetridge to James W. Toney providing for a guaranty to Tenneco Business Services Inc. that Tenneco Business Service Inc's share of the real property tax burden will not exceed certain amounts for Year 1, Year 2 and Year 3 of the Lease.

7. Letter dated December 30, 1998 from Ross Foldetta of The Woodlands Operating Company to Tenneco Business Services Inc. giving notice of the 1999 estimated operating expenses.

8. Letter dated July 27, 1999 from Lucy Cauley of The Woodlands Operating Company to Tenneco Business Services Inc. concerning breakdown of monthly projected operating cost.